UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2023

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway

Coconut Creek, FL 33076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01par value per share	WLFC	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 25, 2023, Willis Lease Finance Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on June 14, 2023, the voting record date, there were 6,800,837 common shares issued and outstanding and entitled to vote. At the Annual Meeting, 5,963,262 shares, or 88%, of the outstanding common shares entitled to vote were represented by proxy or in person.

Proposal 1: Election of Directors. The stockholders elected one Class I Director for a three-year term expiring at the 2026 Annual Meeting of Stockholders. The voting results were as follows:

Number of Votes Cast:

	For	Against	Abstain	Broker Non- Votes
Rae Ann McKeating	3,884,169	1,521,996	1,346	555,751

The other directors whose term of office continued after the Annual Meeting were Austin C. Willis, Robert J. Keady, Charles F. Willis, IV, and Hans Joerg Hunziker.

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the Proxy Statement. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
3,790,747	1,606,472	10,292	555,751

Proposal 3: Advisory Vote on the Frequency of Future Advisory Voting on Executive Compensation.  The stockholders approved a frequency of three years for advisory voting on approval of the compensation of the Company’s named executive officers. The voting results were as follows:

Number of Votes Cast:

3 Years	2 Years	1 Year	Abstain	Broker Non- Votes
4,094,654	8,287	1,299,270	5,300	555,751

Proposal 4: Approval of the Amendment and Restatement of the Company’s 2021 Incentive Stock Plan (the “Incentive Plan”). The stockholders approved the amendment and restatement of the Incentive Plan to (i) increase the number of authorized shares issuable thereunder by 1,750,000 shares, and (ii) extend the expiration date of the Incentive Plan by two years. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
3,778,900	1,620,714	7,897	555,751

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the year 2023. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
5,951,763	3,938	7,561	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by its undersigned duly authorized officer.

Dated: July 27, 2023

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Dean M. Poulakidas
Senior Vice President and General Counsel